Exhibit 99.1

Exhibit 99.1

Next-Generation Cancer Therapeutics

June 2014

Safe Harbor Statement NASDAQ: SRNE

This presentation contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), including statements regarding expectations, beliefs or intentions regarding our business, technologies and products strategies or prospects. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions being considered by the Company may not proceed as contemplated, and by all other matters specified in Company’s filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and product candidates. Sufficiency of the data for approval with respect to Cynviloq™ will be a review issue after NDA filing. These statements are made based upon current expectations that are subject to risk and uncertainty and information available to the Company as of the date of this presentation. The Company does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in the Company’s filings with the Securities and Exchange Commission, including its most recent periodic report. We intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

2

Management Team

Henry Ji, Ph.D. President, CEO & Director	Inventor of G-MAB® Technology President & CEO of Stratagene Genomics VP of CombiMatrix and Stratagene
Amar Singh EVP & CBO	Closed major business transactions on oncology products Led Novacea global transaction (Asentar®) with Schering-Plough valued at >$500M Led major deals at Spectrum Pharmaceuticals Responsible for building Abraxis commercial organization Led oncology franchise at Hoffmann-La Roche
George Uy CCO	Directed the launches of Abraxane, Xeloda® & Fusilev® Built commercial infrastructures and organizations in startup companies
David Miao, Ph.D. CTO	President and CSO of Concortis BioSystems Co-inventor of IP covering ADC technologies Head of Chemistry at Ambrx
Mike Royal EVP of Clinical & Regulatory Affairs	Key contributor to over a dozen ANDAs and several NDAs Managed clinical operations and regulatory activities across multiple trials worldwide for both small molecule and biologic products
Richard Vincent EVP & CFO	$430M sale of Elevation to Sunovion-Dainippon Meritage Pharma option agreement with ViroPharma ($90M upfront + milestones) $310M sale of Verus asthma program to AstraZeneca Elan: various acquisitions and divestitures with aggregate values more than $300M

Board of Directors

William S. Marth - Chairman
Albany Molecular (President & CEO)
Teva – Americas (former President & CEO)

Mark Durand
Watson, Teva – Americas (former CFO)

Cam Gallagher
Nerveda, LLC (Managing Director)

Kim D. Janda, Ph.D.
The Scripps Research Institute (Professor)

Henry Ji, Ph.D.
Sorrento (CEO)

Jaisim Shah
PDL (former CBO)

Vuong Trieu, Ph.D.
Abraxis (co-inventor of Abraxane®);
IgDraSol (CEO)

3

Next-Generation Cancer Therapeutics

G-MAB

High-diversity human Ab library TUMOR Lead mAb programs include PD-L1, PD-1, and CCR2 Bi-specific antibodies in development

Cynviloq

First-Patient-In Bioequivalence Trial Bioequivalence regulatory pathway Efficacy demonstrated North America, EU and Australia rights

ADC: Antibody Drug Conjugate

G-MAB targets toxin to cancer cell Proprietary toxins and linkers

C-Lock and K-Lock conjugation chemistries

4

Multiple Commercialization

& Partnership Opportunities

INDICATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3

Metastatic Breast Cancer

Non-Small Cell Lung Cancer 505(b)(2) Bioequivalence CYNVILOQ™ Pancreatic Cancer (BE* or sNDA) Bladder Cancer (sNDA)

Ovarian Cancer (sNDA)

RTX Intractable Cancer Pain

INDICATION > TARGET

Oncology > PD-L1 G-MAB Oncology > PD-1

Oncology > VEGFR2, c-Met, CXCR5

Oncology/Inflammation > CCR2, CXCR3

ADC

BI-SPECIFIC AB Oncology

*	albumin-bound paclitaxel orphan drug status (FDA approval, September 2013)
5

Lead Oncology Product Opportunity

Cynviloq

Registration Trial

6

Cynviloq: Next Generation Paclitaxel Therapy

	Generation		Formulation	Maximum Tolerated Dose	Peak Product Sales
1st	**Taxol®** paclitaxel		**Cremophor EL** excipient**:** Polyoxyethylated castor oil	**175 mg/m²**	~ $1.6B (WW in 2000)
2nd	***Albumin bound-*** **paclitaxel**	 Mean size 130 nm	**Biological** polymer: Donor-derived human serum albumin (HSA)	**260 mg/m²**	Est. ≥$1.7B* (US) ($430M in 2012)
3rd	**Cynviloq** paclitaxel polymeric micelle	 Mean size ~25 nm	**Chemical** polymer: Poly-lactide and polyethylene glycol diblock copolymer	**>300 mg/m²** **(up to 435 mg/m²)**	Conversion of Abraxane sales + new indications

*Analyst projection; in MBC + NSCLC + PC

7

Clinical Efficacy & Safety Summary

Total number of patients across all trials: 1,260

Phase 1:	Trials established higher MTD in US - Dana Farber Cancer Inst, Russia, & S. Korea (total n=80) >300 mg/m^2 (q3w) vs. 175 mg/m^2 (Taxol; weekly) and 275 mg/m^2 (Abraxane; q3w)
Phase 2:	Completed trials in MBC, NSCLC, PC, OC, BC; in US - Yale Cancer Center, Russia, S. Korea (total n=259) Data suggestive of efficacy comparable to historic data for Abraxane and superior to historic Taxol data or Standard-of-Care Possible Phase 3 sNDA programs in these tumor types
Phase 3:	Ongoing trial for MBC in S. Korea (total n=209; Cynviloq n=105) GPMBC301. An Open-label, Randomized, Parallel, Phase 3 Trial to Evaluate the Efficacy and Safety of Cynviloq compared to Genexol® (Paclitaxel with Cremophor EL) in Subjects with Recurrent or Metastatic Breast Cancer) Interim analysis suggests ORR superior to Taxol and comparable to historic Abraxane efficacy Efficacy and safety data supportive of 505(b)(2) BE submission
PM-Safety:	Completed for MBC and NSCLC (total n=502) Efficacy and safety data supportive of 505(b)(2) BE submission
Phase 2b (IIS):	Chemo-naïve Stage IIIb/IV NSCLC vs Taxol in S. Korea (total n=276; Cynviloq n=140) 230 mg/m^2 + cis (q3w) vs. Taxol 175 mg/m^2 + cis; non-inferiority established
Phase 2 (IIS):	1st line treatment of OC vs Taxol in S. Korea (total n=100; Cynviloq n=50) 260 mg/m^2 + carbo (q3w) vs. Taxol 175 mg/m^2 + carbo; non-inferiority established

8

Equivalent PK in Mice



1E+05
1E+04
1000
100
10
Paclitaxel (ng/ml)
0.01
0.1
1
10
100
Abraxane
Cynviloq

Drug	HL (h)	T max (h)	AUCinf (h*ng/mL)	Vz (mL/kg)	Cl (mL/h/kg)
Albumin bound-paclitaxel	2.99	0.08	61561.33	2103.71	487.32
Cynviloq	2.83	0.08	58151.31	2103.58	515.90

Data on file IV bolus at 30 mg/kg; n = 3

9

Comparable PK in Humans

Data from 2 separate studies (3 h infusion, 135 mg/m2 dose, n=3)

Cmax AUCinf Half-Life Cl

(ng/ml) (ng/ml*h) (hr) (L / hr / m2)

Albumin bound-

paclitaxel 1392 5654 12.9 27.4

Cynviloq™ 1357 5473 12.7 25.5

Abraxane data from: Nuhad K. Ibrahim, Phase I and Pharmacokinetic Study of ABI-007, a Cremophor-free, Protein-stabilized, Nanoparticle Formulation of Paclitaxel. Clinical Cancer Research 2002;8:1038-44

Bioequivalence = Efficient Pathway to Market

TRIBECA™ (TRIal designed to evaluate BioEquivalence between Cynviloq™ and nab-paclitaxel) (2014)

- Patients with MBC

- Duration = 12 months (including patient recruitment)

Key Parameters:

Albumin-bound Dose: 260 mg/m2 Cycle 1 Cynviloq paclitaxel

(n = 50) Infusion time: 30 min

(n = 50)

Albumin-bound Duration: 3 weeks + Cycle 2 Cynviloq crossover for 3 weeks paclitaxel

Endpoints: AUC and

Cmax (90% CI)

First patient dosed March 31, 2014

Potential Cynviloq Advantages

	Cynviloq	Albumin bound-Paclitaxel	Taxol	Cynviloq Advantage
Maximum Tolerated Dose (mg/m^2)	>300	260	175	Potential for higher efficacy
Rapid reconstitution: no foaming concerns	●		●	Convenience for busy practices and pharmacies
Convenient storage conditions	●		●	No requirement for controlled temp storage
No medium for potential microbial growth	●		●	Chemical polymer
Cremophor-free	●	●		Reduced side effects
Dosing	q3w	q3w* & weekly**	q3w & weekly	Exploits PK advantage @ higher dose

* = MBC; ** = NSCLC & PC

12

Next Steps for Cynviloq

First patient dosed: March 31, 2014 NDA filing: 2015 Product launch (MBC and NSCLC): 2016 sNDA planning for label expansion into LAUNCH pancreatic, bladder, and ovarian cancers

BE Study 2014

NDA Filing 2015

FDA Approval 2016

LAUNCH 2016

Clinical Stage Pain Management Asset

RTX

Intractable Cancer Pain

Two Injection Sites = Two Products for Human Use

Intraganglionic Intrathecal

(injection into (injection into the or near the ganglion) cerebrospinal fluid space)

RTX Ablates TRPV1-positive Neurons after Intrathecal Injection

TRPV1 TRPV1 TRPV1

Fore limb Hind limb

TRPV1 positive TRPV1 negative

Adapted from Karai et al. 2004

Open-Label Study in Companion Dogs

Intractable pain due to osteosarcoma 100% response rate with single intrathecal injection 12 dogs reduced or discontinued n=18 analgesics Score Dogs passed away due to underlying

mm)

Pain osteosarcoma, not RTX treatment

100

to Permanent analgesic effect

(0 (p < 0.0001 for all time points)

VAS Personality intact

Observational Gait and mood visibly improved

Lack of serious adverse events n=18 n=8 n=5 n=4

No opioid-like side effects

Animal health market represents Weeks separate licensing opportunity

Brown et al, 2005

60 50 40 30 20 10 0 0 2 6 10 14 Weeks

Unilateral Effect Following Trigeminal Injection

160

140

120 blinks 100 of 80

Number 60 40

20

12 345 678

Left eye (blue) vs Nociceptive neuron-mediated Right eye (red) neurogenic inflammation (Evans blue)

Adapted from Tender et al. 2005

Interim Data from the Phase 1/2 NIH sponsored trial

- 6 advanced cancer pts with severe refractory pain dosed with no unexpected toxicity
- MTD not reached, additional dose escalation being explored
- Clinically meaningful improvement in QOL
- Improved pain scores with increased activity

Demographics at Study Entry	Cancer Diagnosis	Target Pain Area
49 y (f)	Metastatic breast cancer	Low back and bilateral leg pain 2° bone mets
56 y (m)	Metastatic supraglottic squamous cell cancer	Low back and bilateral hip pain 2° bone mets
57 y (m)	Metastatic pancreatic cancer	Bilateral abdominal (visceral) pain
68 y (m)	Lymphoma, small fiber monoclonal gammopathy	Bilateral hip and buttocks (neuropathic) pain
55 y (m)	Metastatic small cell lung cancer	Left hip pain 2° bone mets
61 y (f)	Metastatic endometrial cancer	Low back and left hip/groin pain 2° bone mets

Patient	Pre RTX	Injection Date	Last NRS PI score	%NRS PI improvement	Details
1	7.3	5/9/11	6.1 (6 mo)	15.5	Bedridden to walking; nearly Y3 post RTX; cancer has progressed
2	8.3	5/10/12	3.8 (2 wk)	54.0	Died D35 of pneumonia 2° cancer
3	8.4	8/3/12	6.0 (1 mo)	28.8	Died just past D30 of cancer
4	8.0	10/23/12	5.4 (6 mo)	32.1	Wheelchair-bound to walking; Y1.5 post RTX; cancer has progressed
5	9.0	2/13/13	8.1 (1 mo)	9.6	Died W6 of cancer
6	8.6	9/23/13	7.9 (1 mo)	8.3	Breakthrough pain meds reduced by half by M1; ET from study just after M1 due to cancer progression; died just after M3
	Baseline average NRS = 8.27		Average NRS reduction = 2.05 (24.7% Improvement)		Average 1.6 point improvement across BPI pain interference items.

Data presented May 1, 2014 at 33rd Annual Scientific Meeting of the American Pain Society; Tampa, FL

19

Next Steps for RTX Development

Under NIH CRADA

Intractable cancer pain clinical Phase 1/2 trial (**intrathecal injection**); n~13 patients

Phase 1/2 trial for osteosarcoma (**intraganglionic injection**); n~15 patients

Under Sorrento IND

Intractable cancer pain clinical Phase 1/2 trial (**intrathecal injection**); n~40 patients

Filing for MUMS designation for osteosarcoma in dogs


~3 years for clinical development
RTX

20

Immunotherapy Programs

Mono- and BiG-MAB specific Antibodies

&ADC +

Proprietary Toxins

G-MAB: Library of Therapeutic Antibodies

Proprietary technology: Very high library diversity: 2.1 x 1016 distinct antibodies

RNA amplification used for library generation

Freedom-To-Operate Fully human antibodies

No stacking royalties High successful screening hit rate

Most Difficult Targets:

G Protein-Coupled Receptors

High Value Oncology Targets: (GPCRs) Immune modulation: PD1 and PD-L1

Difficult Targets:

Antibody Drug Conjugates: VEGFR2 and c-Met Small Peptides

Size of Target Antigen

Anti-PD-L1 mAbs Exhibit Potent Activity

Immune Modulation* Tumor Mouse Model**

(%) *** (%) Inhibiti on (pg/mL) (pg/mL) Activation

—

IFN IL-Growth Cell T Tumor

Day

Competitor mAb

Sorrento mAb

*	mAbs @ 0.05 mg/mL

** xenograft model using H1975 human NSCLC cells; % inhibition relative to control mAb treatment

*** p<0.05, mean tumor volumes are significantly reduced in STI-A1010 group versus control groups as determined by Mann-Whitney u-test

Potent Antibody against Difficult GPCR Target*

3.5 Cell Binding mAb (EC50 – nM)

3	Sorrento 0.17

Competitor 21

2.5

e** Scor 2

Untreated Sorrento mAb

Disease 1.5

1

0.5

0

13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38

Days After Disease Induction

*	Sorrento mAb against C-C Chemokine Receptor 2 (CCR2)

** Experimental Auto-immune Encephalomyelitis (EAE) = murine model of Multiple Sclerosis

Antibody Drug Conjugates (ADCs)

Key Components:

1. Target-specific internalizing antibody

2. Potent cytotoxic prodrugs

3. Linker and conjugation chemistries

Drug released in CANCER CELL

Proprietary High Potency Duostatin Toxins

SKBR3
(Breast Cancer Cell Line)

Duostatins vs. DM1



125
100
75
50
25
0
% Viability
0.0001 0.001 0.01 0.1 1 10 100
concentration (nM)
Duostatin toxin 1 (K-lock)
Duostatin toxin 2 (K-lock)
DM1 (conventional; NHS)
>15x higher potency

Duostatins vs. MMAE



125
100
75
50
25
0
% Viability
0.0001 0.001 0.01 0.1 1 10 100
concentration (nM)
Duostatin toxin 1 (K-lock)
Duostatin toxin 2 (K-lock)
MMAE (conventional; maleimide)

26

K-Lock Conjugation Enables Homogeneous ADCs

Current industry standard chemistry

2

Proprietary 1 K-Lock chemistry 3 0

purified

Sorrento’s homogenous ADC

No need for: 2 non-natural amino acids genetic re-engineering enzymatic posttranslational modification

0 1 2-8

C-Lock Conjugation Stabilizes ADCs

Current industry standard

Maleimide conjugation

Destabilizes antibody structure Reduced target specificity Altered PK profile

Drug-antibody linkage not stable Off-target drug effects

Sorrento’s proprietary C-Lock chemistry

C-lock conjugation

Enhances ADC stability Prolongs PK profile Reduced off-target effects

Proprietary ADC Screening and Optimization Panels

Payload pool linkers conjugation 20 panel 50 panel (up to)

Fast track to IND

Identification of optimal combination of linker, conjugation chemistry and drug payload essential for efficient and expedited development from target to candidates

Investment Highlights

Cynviloq

RTX

G-MAB & ADC

Late-Stage Cancer Drug

Product launch expected in 1H 2016

Addresses multi-billion dollar paclitaxel market

Abbreviated regulatory pathway (“bioequivalence”) for approval

Intractable Cancer Pain Treatment

Ongoing Phase 1/2 study Orphan drug status received

Three potential drug products from same API

Targeted Cancer Immunotherapeutics

First therapeutic antibody candidate in clinic 1H 2016

Proprietary linker/conjugation chemistry for homogenous ADC generation

First ADC in clinic 1H 2016

Bi-specific antibodies in development

Developing Therapeutic Solutions to Help

Man’s Life Companions

ARK

Animal Health

A Subsidiary of Sorrento

Ark-001 in Osteosarcoma

Novel Products Potentially Target Unmet Needs

Ark-001
(Pain assoc/ w Canine Osteosarcoma)



Ark-001
(Pain assoc/ w Canine Osteoarthritis)


Arthritis & Joint Pain Symptoms

Ark-002
(Neuropathic Pain-Navicular Syndrome/Laminitis)



Ark-003
(Idiopathic Cystitis in cats)



Ark-004
(Inflammation and Pain Ocular Abrasion)



Ark-005
(Staph Infections in dogs Dermatitis)



Ark-006
(Mastitis in cows)



Ark-007
(Post Surgical Pain In dogs)

Potential in license

Ark 001, 002, 003 & 004 are RTX-based formulations.
Ark 005 & 006 are AIP vaccines (staph).

33

Disease-Specific Market Factors
Small Animals

Disease/Drug	Unmet Need	Competition	Prevalence	Level of Differentiation
Ark-001 (Dogs) Osteosarcoma/Pain	High	Opiates rare use Amputation Alternative interventions unsatisfactory	*83 M Pet dogs 1 in 3 have tumors 5% of all tumors= Osteosarcoma Approximately 1.35 M	Transformative
Ark-001 (Dogs) Osteoarthritis/Pain	Moderate to High	NSAIDs May result in hepatic and GI toxicity	4 M dogs in active NSAID treatment	Transformative Intrathecal inj may allow for coverage of all joints
Ark-005 (Dogs) Recurring dermatitis/infections	Moderate to High	Antibiotics Corticosteroids	**MRSA 1.5-2 % of dogs in community and Vet hospitals	Moderate to significant
Ark-003 (Cats) Interstitial Cystitis	High	Castration/Spaying Anti-anxiety drugs Pheromones	Unknown	TBD May reduce bladder hyperactivity

*APPA 2012 and Canine Cancer.com
**Veterinary Medicine, Dec 1, 2012

34

Disease-Specific Market Factors
Large Animals

Disease/Drug	Unmet Need	Competition	Prevalence	Level of Differentiation
Ark-006 (Cows) Mastitis	High	Antibiotics Mastitis prevention programs	Approximately 9.2M cows and 1/3 infected with mastitis annually	TBD: Vaccine delivery may offer high differentiation potential
Ark-004 (Horses) Ocular Pain/Ocular abrasions	High	Eye drops Antibacterial opthalmic ointments Lidocaine	High No reliable estimates	Moderate to High: Desensitization of nerves may facilitate abrasion healing
Ark-002 (Horses) Laminitis	Moderate to High	Pain Killers including NSAIDs Peripheral vasodilators	*9.2 M horses in US ** 15% will suffer from laminitis in lifetime	Potentially high based on limited results to date

* Making sense of laminitis; Michelle Andersen, Feb 1 2013
** US Horse Industry Statistics- The equestrian channel 2013

35

Market Valuation of Competitor Companies

ARATANA (PETX)

KINDRED (KIN)

ARK ANIMAL HEALTH

Products on Market

None

None

None

Products in development

>15

10

>10

Disease Area Focus

Pain Appetite Stimulants etc

Pain Cancer GI, Allergy Inflammation Autoimmune

Pain Osteoarthritis Infections Interstitial Cystitis Mastitis Ocular Pain Laminitis

Time to market

Near Term

Near Term

Near Term

Market Valuation

$529 M

$295 M

IPO TBD

sorrento

Next-Generation

Cancer Therapeutics

Contact:

Henry Ji President and CEO hji@sorrentotherapeutics.com (858) 668-6923